UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/13/2006

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-30332

DE	13-4098266
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York , NY 10282-1101

(Address of principal executive offices, including zip code)

(212) 299-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment Agreement Amendments

Effective as of November 17, 2006, NYMEX Holdings, Inc. (the “Company”) entered into an amendment to its employment agreement with each of Christopher K. Bowen, the Company’s General Counsel, Chief Administrative Officer and Corporate Secretary and Samuel H. Gaer, the Company’s Chief Information Officer, to revise their equity award vesting provisions to provide that upon termination by the Company without “Cause” and upon termination by such executive for “Good Reason” (each as defined in the employment agreements), fifty percent (50%) of all outstanding unvested equity awards granted under the Company’s Long Term Incentive Plan (the “LTIP”) shall vest. Prior to this amendment, the equity award vesting provisions provided that one hundred percent (100%) of all outstanding unvested equity awards held by such executive would vest upon termination by the Company without “Cause” and upon termination by such executive for “Good Reason.”

The above summary is qualified by reference to the complete text of the First Amendment to the Employment Agreement of Christopher K. Bowen, filed herewith as Exhibit 10.1 and the Second Amendment to the Employment Agreement of Samuel H. Gaer, filed herewith as Exhibit 10.2, each of which is incorporated in this Item 5.02 by reference.

Forms of Equity Award Grants

The Company’s stockholders approved the LTIP at a special meeting of the stockholders on October 12, 2006. The terms of the LTIP are set forth in the Company’s proxy statement, dated September 21, 2006 and are incorporated herein by reference. The summary in the proxy statement is qualified in its entirety by reference to the full text of the LTIP.

The following forms of agreement used by the Company to grant stock options and restricted stock units to officers and deferred stock units to non-employee directors are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Form of Agreement
10.3	Form of Stock Option Award Notice for Executive Officers with Employment Agreements

10.4	Form of Restricted Stock Unit Award Notice for Executive Officers with Employment Agreements

10.5	Form of Stock Option Award Notice for Vice Presidents and Above with No Employment Agreements

10.6	Form of Restricted Stock Unit Award Notice for Vice Presidents and Above with No Employment Agreements

10.7	Form of Deferred Stock Unit Award Notice for Non-Employee Directors

Equity Awards for Executive Officers and Non-Employee Directors

On November 17, 2006, the Company granted, in connection with its initial public offering, to its officers, employees and directors stock options and/or restricted stock units.

Non-Employee Director Grants:

Each non-employee director received restricted stock units exercisable for 283 shares, except the Vice Chairman, Robert Halper, who received restricted stock units exercisable for 565 shares. The restricted stock units are automatically converted to deferred stock units, in accordance with the requirements of the non-employee director compensation program. The restricted stock units will 100% vest upon completion of one year of service, credited as of May 6, 2006, or sooner upon a non-employee director’s death or disability or upon a change in control of the Company.

Executive Officer Grants:

Richard Schaeffer, the Chairman, and James Newsome, the President and Chief Executive Officer, each received stock options exercisable for 180,000 shares and restricted stock units exercisable for 35,000 shares. Christopher Bowen, the General Counsel, Chief Administrative Officer and Secretary, and Samuel Gaer, the Chief Information Officer, each received stock options exercisable for 75,000 shares and restricted stock units exercisable for 8,000 shares. Thomas LaSala, the Chief Regulatory Officer, and Kenneth D. Shifrin, the Chief Financial Officer, each received stock options exercisable for 65,000 shares and restricted stock units exercisable for 7,000 shares.

The Company’s five senior vice presidents each received stock options exercisable for 60,000 shares and restricted stock units exercisable for 6,000 shares.

These stock options and restricted stock units will vest 25% on each anniversary of the completion of the offering for a four-year period. Should Richard Schaeffer stand for re-election as Chairman in May 2007, but fail to be re-elected, 50% of his stock options and restricted stock units outstanding at the time will vest. Should James Newsome be terminated, other than for cause or terminates with good reason, 50% of his outstanding stock options and restricted stock units outstanding at the time will vest. For both Richard Schaeffer and James Newsome, 100% of their stock options and restricted stock units outstanding will vest upon death or disability. If any employee holding the position of vice president or above who receives stock options and restricted stock units pursuant to this offering is terminated or “constructively discharged” (as defined in the relevant award agreement) within eighteen months of a change in control, 100% of his or her stock options and restricted stock units will vest immediately.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Form of Agreement
10.1	First Amendment to Employment Agreement of Christopher K. Bowen

10.2	Second Amendment to the Employment Agreement of Samuel H. Gaer

10.3	Form of Stock Option Award Notice for Executive Officers with Employment Agreements

10.4	Form of Restricted Stock Unit Award Notice for Executive Officers with Employment Agreements

10.5	Form of Stock Option Award Notice for Vice Presidents and Above with No Employment Agreements

10.6	Form of Restricted Stock Unit Award Notice for Vice Presidents and Above with No Employment Agreements

10.7	Form of Deferred Stock Unit Award Notice for Non-Employee Directors

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX HOLDINGS, Inc.

By:	/s/ Richard Kerschner
Richard Kerschner
SVP - Corporate Governance and Strategic Initiatives

Date: November 24, 2006

EXHIBIT INDEX

Exhibit Number	Form of Agreement
10.1	First Amendment to Employment Agreement of Christopher K. Bowen

10.2	Second Amendment to the Employment Agreement of Samuel H. Gaer

10.3	Form of Stock Option Award Notice for Executive Officers with Employment Agreements

10.4	Form of Restricted Stock Unit Award Notice for Executive Officers with Employment Agreements

10.5	Form of Stock Option Award Notice for Vice Presidents and Above with No Employment Agreements

10.6	Form of Restricted Stock Unit Award Notice for Vice Presidents and Above with No Employment Agreements

10.7	Form of Deferred Stock Unit Award Notice for Non-Employee Directors